UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2021 (October 14, 2021)

Sanaby Health Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40909	86-3158278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2625 Middlefield Road #990

Palo Alto, CA 94306

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 580-1810

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	SANBU	The Nasdaq Stock Market LLC

Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	SANB	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one share of Class A common stock for $11.50 per share, included as part of the Units	SANBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 19, 2021, Sanaby Health Acquisition Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000. Prior to the closing of the IPO, the underwriters for the IPO exercised their over-allotment option in full, which the Company announced in a press release issued on October 19, 2021, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-259728) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 22, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated October 14, 2021, by and among the Company, BTIG, LLC (“BTIG”), and other underwriters named on Schedule A thereto, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated October 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 14, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, Sanaby Health Sponsor I LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 14, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 14, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated October 14, 2021 (the “Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated October 14, 2021, by and between the Company and each of the directors and officers of the Company, a form of which is attached as Exhibit 10.5 hereto and incorporated by reference.

●	An Administrative Support Agreement, dated October 14, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 7,232,500 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,232,500. The Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of the Company is comprised of Sandra Shpilberg, Mark Joing, Anthony Japour, Barbara Nelsen, and Timothy Zanni (the “Board”). Effective October 14, 2021, Anthony Japour, Barbara Nelsen and Timothy Zanni were appointed to the audit committee of the Board, with Mr. Zanni serving as chair. Effective October 14, 2021, Mr. Zanni and Ms. Nelsen were appointed to the compensation committee of the Board, with Ms. Nelsen serving as chair.

The Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Timothy Zanni and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Anthony Japour and Barbara Nelsen and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Sandra Shpilberg and Mark Joing and will expire at the Company’s third annual meeting of stockholders.

On October 14, 2021, in connection with the IPO, each of the Company’s directors and officers entered into the Letter Agreement as well as the Indemnity Agreement with the Company.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of Indemnity Agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 14, 2021 and in connection with the IPO, the stockholders of the Company approved and adopted the Company’s Amended and Restated Certificate of Incorporation (the “A&R COI”). The terms of the A&R COI are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R COI is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $175,087,500, comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to offer redemption rights in connection with any proposed initial business combination or certain amendments to its charter prior thereto or to redeem 100% of its public shares if it does not complete its initial business combination within 12 months from the closing of the IPO (which is extendable at the Sponsor’s option to up to 18 months as described in the Registration Statement) or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months from the closing of the IPO (which is extendable at the Sponsor’s option to up to 18 months as described in the Registration Statement), subject to applicable law.

On October 14, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 19, 2021, the Company issued a press release announcing the closing of its initial public offering, as well as the exercise of the over-allotment option in full by the underwriters resulting in the sale of an aggregate of 17,250,000 units, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 14, 2021 by and between the Company and BTIG, LLC, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated October 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 14, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated October 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 14, 2021, by and between the Company, the Sponsor, and certain other security holders of the Company.

10.4	Private Placement Warrants Purchase Agreement, dated October 14, 2021, by and between the Company and the Sponsor.

10.5	Form of Indemnity Agreement, dated October 14, 2021, by and among the Company and each of the directors and officers of the Company.

10.6	Administrative Support Agreement, dated October 14, 2021, by and between the Company and the Sponsor.

99.1	Press Release, dated October 14, 2021.

99.2	Press Release, dated October 19, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanaby Health Acquisition Corp. I

	By:	/s/ Sandra Shpilberg
	Name:	Sandra Shpilberg
	Title:	Chief Executive Officer

Dated: October 19, 2021